Exhibit 10.13.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 20, 2003 is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (“Borrower”), each lender whose name is set forth on the signature pages hereof or which may hereafter execute and deliver an Assignment and Acceptance with respect to the Credit Agreement pursuant to Section 11.8 of the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and an Arranger, with respect to the following:

A. Borrower, Wells Fargo Bank, National Association and Union Bank of California, N.A. have previously entered into that certain Credit Agreement dated as of January 14, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”). Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.

B. The parties hereto wish to amend the Credit Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Requisite Lenders.

(a) The definition of “Requisite Lenders” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Requisite Lenders” means at any time Lenders owed or holding in the aggregate more than 50% of the sum of (a) the then aggregate unpaid principal amount of the Advances plus (b) the then Aggregate Effective Amount (to the extent not then included as Advances) plus (c) the then aggregate unused portion of the Commitments, provided that if there are three (3) or more Lenders, in no event shall Requisite Lenders be fewer than three (3) Lenders.

2. Appraisals. Section 5.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.13 Appraisals. Borrower agrees that (a) during the existence of an Event of Default or upon the written request of any Lender acting pursuant to any Requirement of Law, the Administrative Agent may, at the expense of Borrower, commission an appraisal of any property (including, without limitation, inventory) (i) to which any Party holds legal title and (ii) which is encumbered by any Security Document and (b) without limiting the foregoing, upon the written request of the Requisite Lenders, the Administrative Agent may, at the expense of Borrower, commission an appraisal of any or all inventory to which any Party holds legal title.

3. Section 5.15(a). Section 5.15(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) No later than March 7, 2003, the Parties shall provide the Administrative Agent with a guaranty and such security agreements in form and substance reasonably satisfactory to the Administrative Agent from West Marine Canada Corp. together with an opinion regarding West Marine Canada Corp. and such documents in form and substance reasonably satisfactory to the Administrative Agent and do all things necessary and reasonably requested by the Administrative Agent to provide the Administrative Agent with a first perfected Lien on the Collateral pledged by West Marine Canada Corp. (subject only to Permitted Encumbrances).

4. Representations and Warranties in the Credit Agreement. Borrower hereby confirms that the representations and warranties contained in the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects and no Default or Event of Default has occurred and is continuing.

5. Conditions Precedent. The amendments in Sections 1, 2 and 3 of this Amendment shall be effective upon the Administrative Agent’s receipt of (a) counterparts of this Amendment executed by Borrower, the Administrative Agent and the Lenders and executed counterparts of the Guarantors’ consent to this Amendment, sufficient in number for distribution to the Administrative Agent, the Lenders and Borrower and (b) a fully executed letter agreement concerning the Fee Letter in form and substance satisfactory to the Administrative Agent. The Administrative Agent will provide notice to Borrower and the Lenders when the conditions above have been satisfied.

6. Reaffirmation. Except as amended by the terms herein, the Credit Agreement and each other Loan Document remains in full force and effect and Borrower hereby reaffirms and ratifies the Credit Agreement and each other Loan Document. This Amendment contains the entire agreement of the parties hereto and supersedes any and all prior agreements or understandings between the parties, written or oral, respecting the subject matter hereof. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN CALIFORNIA.

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9. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

10. Attorneys’ Fees and Other Costs. Borrower agrees to pay, on demand, all reasonable attorneys’ fees and costs (and allocated costs of attorneys employed by the Administrative Agent ) incurred in connection with the negotiation, documentation and execution of this Amendment.

11. Miscellaneous. This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

[This Space Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WEST MARINE FINANCE COMPANY, INC., a California corporation

By:	/s/ ERIC NELSON
Name:	Eric Nelson
Title:	Vice President, Finance and Chief Accounting Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ PATRICK BISHOP
Name:	Patrick Bishop
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, the Issuing Lender and the Swing Line Lender

By:	/s/ PATRICK BISHOP
Name:	Patrick Bishop
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ WILLIAM E. HINCH
Name:	William E. Hinch
Title:	Vice President

Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that the Guaranty Agreement dated as of January 14, 2003 executed by it in favor of the Administrative Agent and the Lenders remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned and each of the undersigned hereby confirms that the representations and warranties contained in the Guaranty Agreement dated as of January 14, 2003 (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects.

WEST MARINE, INC.,

a Delaware corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

WEST MARINE PRODUCTS, INC.,

a California corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

WEST MARINE PUERTO RICO, INC.,

a California corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

W MARINE MANAGEMENT COMPANY, INC.,

a California corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

WEST MARINE LBC, INC.,

a California corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

WEST MARINE IHC I, INC.,

a California corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

E&B MARINE INC.,

a Delaware corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

E & B MARINE LBC, INC.,

a California corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

E & B MARINE IHC I, INC.,

a California corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

E & B MARINE SUPPLY, INC.,

a New Jersey corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

E & B MARINE SUPPLY, INC.,

a Maryland corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

GOLDBERGS’ MARINE DISTRIBUTORS, INC.,

a Delaware corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

JAMES BLISS & CO., INC.,

a Massachusetts corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

SEA RANGER MARINE INC.,

a Delaware corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

KRISTA CORPORATION,

a Delaware corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer

CENTRAL MARINE SUPPLY, INC.,

a New Jersey corporation

By:	/s/ ERIC NELSON
Name: Title:	Eric Nelson Vice President, Finance and Chief Accounting Officer